Pilgrim’s Pride Corporation Financial Results for Second Quarter Ended June 26, 2016

 Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. Cautionary Notes and Forward-Looking Statements 2

Eggs Sets Trending Lower than 2015 Source: USDA 3 211,832 190,260 211,446 206,449 180,000 185,000 190,000 195,000 200,000 205,000 210,000 215,000 1/ 9 1/ 23 2/ 6 2/ 20 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 Th ou sa nd Eg g United States, Selected 19 Poultry Chicken, broiler Sets '11-'15 Range '14 '15 '16 '16 Est '11-'15 Avg

Placements Flat vs 2015 Source: USDA 4 174,769 156,050 168,336 174,352 173,419 145,000 150,000 155,000 160,000 165,000 170,000 175,000 180,000 1/ 9 1/ 23 2/ 6 2/ 20 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 Th ou sa nd H ea d United States, Selected 19 Poultry Chicken, broiler Placed '11-'15 Range '14 '15 '16 '16 Est '11-'15 Avg

Jumbo Bird Continues to Gain Market Share Source: USDA 5

 Hatching layers in May decreased vs 2015, and are close to 5-year average.  Pullet placements +5.8% YTD, but monthly data are volatile and less correlated with flock growth and production. Hatching Layers Lower than Last Year, despite Higher Placements Source: USDA 6

Cold Storage Levels Stabilizing Source: USDA  Overall inventories higher than 2015 but still close to 1 week production. 7

Cutout Values Improving and Contract Still at Strong Levels Source: PPC 8 Cutout Value

Leg Quarters Strengthening, Other Parts In-line with Seasonal Patterns Source: USDA 9

Corn Stocks Still at High Levels  Global stocks maintaining high levels as harvest remains plentiful.  2016 stocks-to-use global inventories have backed off slightly compared to historically high in 2015 but still elevated. Source: USDA 10

Global Soybean Inventories Moderating  Global inventories of soybeans remain high but have come off from 2014 and 2015 record highs.  Demand for oilseed products estimated to narrow slightly in 2016. Source: USDA 11

Second Quarter 2016 Financial Review  Improved Q2 performance: Strong operating results in MX due to better markets and improved synergies. U.S. solid but impacted by downtime due to operational improvements at largest PF plant.  SG&A in-line with Q2-15 ($48.8M ex- restructuring charges) despite Mexico Acquisition.  Adjusted Q2-16 EBITDA below Q2-15 on tough comps however still one of the strongest historically. Main Indicators ($M) Q2-16 Q2-15 Net Revenue 2,028.3 2,053.9 Gross Profit 286.1 432.0 SG&A 49.5 53.6 Operating Income 236.6 378.4 Net Interest 10.9 10.2 Net Income 152.9 241.5 Earnings Per Share (EPS) 0.60 0.93 Adjusted EBITDA* 282.7 425.8 Adjusted EBITDA Margin* 13.9% 20.7% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. MX Net Revenue 1,677.4 350.9 Operating Income 164.5 72.1 Operating Income Margin 9.8% 20.5% 12 Source: PPC

Balance Sheet Strong, With Much Room for Strategic Investments Source: PPC  Cash Flow From Operations generation of $111MM in the quarter.  Net debt multiple remains low at 1.15x LTM EBITDA despite recent $700MM special dividend payment. 13 307.1 307.1

Second Quarter 2016 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. 14

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 15

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Source: PPC 16 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 26, 2016 June 28, 2015 June 26, 2016 June 28, 2015 (In thousands) Net income $ 153,042 $ 241,624 $ 271,053 $ 445,817 Add: Interest expense, net 10,865 10,237 22,205 13,602 Income tax expense (benefit) 78,398 129,104 141,002 240,598 Depreciation and amortization 46,293 38,918 88,683 75,070 Minus: Amortization of capitalized financing costs 962 864 1,889 1,589 EBITDA 287,636 419,019 521,054 773,498 Add: Foreign currency transaction losses (gains) (4,744) 2,059 (4,979) 11,033 Restructuring charges — 4,813 — 4,813 Minus: Net income (loss) attributable to noncontrolling interest 156 135 (204) 113 Adjusted EBITDA $ 282,736 $ 425,756 $ 516,279 $ 789,231

Appendix: Reconciliation of LTM EBITDA Source: PPC The summary unaudited consolidated income statement data for the twelve months ended June 26, 2016 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended June 28, 2015 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 27, 2015 and (2) the applicable audited consolidated income statement data for the six months ended June 26, 2016. 17 PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended LTM Ended September 27, 2015 December 27, 2015 March 27, 2016 June 26, 2016 June 26, 2016 (In thousands) Net income $ 137,095 $ 63,050 $ 118,011 $ 153,042 $ 471,198 Add: Interest expense, net 10,182 10,091 11,340 10,865 42,478 Income tax expense (benefit) 73,153 33,045 62,604 78,398 247,200 Depreciation and amortization 41,415 42,490 42,391 46,293 172,589 Minus: Amortization of capitalized financing costs 1,119 930 928 962 3,939 EBITDA 260,726 147,746 233,418 287,636 929,526 Add: Foreign currency transaction losses (gains) 12,773 2,134 (235) (4,744) 9,928 Restructuring charges 792 — — — 792 Minus: Net income (loss) attributable to noncontrolling interest 33 (98) (360) 156 (269) Adjusted EBITDA $ 274,258 $ 149,978 $ 233,543 $ 282,736 $ 940,515

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended		Twenty-Six Weeks Ended		Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 26, 2016	June 28, 2015	June 26, 2016	June 28, 2015	June 26, 2016	June 28, 2015	June 26, 2016	June 28, 2015
				(In thousands)				
Net income from continuing operations	$ 153,042	$ 241,624	$ 271,053	$ 445,817	7.55 %	11.76 %	6.79 %	10.86 %
Add:								
Interest expense, net	10,865	10,237	22,205	13,602	0.54 %	0.50 %	0.56 %	0.33 %
Income tax expense (benefit)	78,398	129,104	141,002	240,598	3.87 %	6.29 %	3.53 %	5.86 %
Depreciation and amortization	46,293	38,918	88,683	75,070	2.28 %	1.89 %	2.22 %	1.83 %
Minus:								
Amortization of capitalized financing costs	962	864	1,889	1,589	0.05 %	0.04 %	0.05 %	0.04 %
EBITDA	287,636	419,019	521,054	773,498	14.18 %	20.40 %	13.05 %	18.83 %
Add:								
Foreign currency transaction losses (gains)	(4,744)	2,059	(4,979)	11,033	(0.23)%	0.10 %	(0.12)%	0.27 %
Restructuring charges	—	4,813	—	4,813	— %	0.23 %	— %	0.12 %
Minus:								
Net income (loss) attributable to noncontrolling interest	156	135	(204)	113	0.01 %	0.01 %	(0.01)%	— %
Adjusted EBITDA	$ 282,736	$ 425,756	$ 516,279	$ 789,231	13.94 %	20.73 %	12.94 %	19.22 %
Net Revenue:	$ 2,028,315	$ 2,053,876	$ 3,991,252	$ 4,106,795	$ 2,028,315	$ 2,053,876	$ 3,991,252	$ 4,106,795

18

Source: PPC

Appendix: Reconciliation of Adjusted Earnings Source: PPC A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: 19 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 26, 2016 June 28, 2015 June 26, 2016 June 28, 2015 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's Pride Corporation $ 152,886 $ 241,489 $ 271,257 $ 445,704 Loss on early extinguishment of debt — 68 — 68 Foreign currency transaction losses (gains) (4,744) 2,059 (4,979) 11,033 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) 148,142 243,616 266,278 456,805 Weighted average diluted shares of common stock outstanding 254,944 259,897 255,045 259,895 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) per common diluted share $ 0.58 $ 0.94 $ 1.04 $ 1.76

Appendix: Adjusted EPS Bridge Source: PPC A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: 20 PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 26, 2016 June 28, 2015 June 26, 2016 June 28, 2015 (In thousands, except per share data) GAAP EPS $ 0.60 $ 0.93 $ 1.06 $ 1.71 Loss on early extinguishment of debt — — — — Foreign currency transaction losses (gains) (0.02) 0.01 (0.02) 0.04 Adjusted EPS $ 0.58 $ 0.94 $ 1.04 $ 1.76 Weighted average diluted shares of common stock outstanding 254,944 259,897 255,045 259,895

Appendix: Net Debt / Cash Position Reconciliation Source: PPC Net debt is defined as total long term debt less current maturities, plus current maturities of long term debt and notes payable, minus cash, cash equivalents and investments in available-for-sale securities. Net debt is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows: 21 PILGRIM'S PRIDE CORPORATION Reconciliation of Net Debt (Unaudited) December 29, 2013 December 28, 2014 December 27, 2015 June 28, 2015 June 26, 2016 (In thousands) Long term debt, less current maturities $ 501,999 $ 3,980 $ 985,509 $ 1,000,420 $ 1,117,979 Add: Current maturities of long term debt and notes payable 410,234 262 28,812 117 90 Minus: Cash and cash equivalents 508,206 576,143 439,638 574,194 41,047 Minus: Available-for-sale securities 96,902 — — — — Net debt (cash position) $ 307,125 $ (571,901) $ 574,683 $ 426,343 $ 1,077,022

Appendix: Segment and Geographic Data Source: PPC 22 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data Thirteen Weeks Ended Twenty-Six Weeks Ended June 26, 2016 June 28, 2015 June 26, 2016 June 28, 2015 (Unaudited) (In thousands) Sources of net sales by country of origin: US: $ 1,677,445 $ 1,838,859 $ 3,347,726 $ 3,681,617 Mexico: 350,870 215,017 643,526 425,178 Total net sales: $ 2,028,315 $ 2,053,876 $ 3,991,252 $ 4,106,795 Sources of cost of sales by country of origin: US: $ 1,471,269 $ 1,454,669 $ 2,925,224 $ 2,958,876 Mexico: 270,939 167,211 542,383 338,827 Elimination: (24) (24) (48) (48) Total cost of sales: $ 1,742,184 $ 1,621,856 $ 3,467,559 $ 3,297,655 Sources of gross profit by country of origin: US: $ 206,176 $ 384,190 $ 422,502 $ 722,742 Mexico: 79,931 47,806 101,143 86,350 Elimination: 24 24 48 48 Total gross profit: $ 286,131 $ 432,020 $ 523,693 $ 809,140 Sources of operating income by country of origin: US: $ 164,494 $ 335,783 $ 339,084 $ 629,437 Mexico: 72,093 42,566 86,253 76,501 Elimination: 24 24 48 48 Total operating income: $ 236,611 $ 378,373 $ 425,385 $ 705,986